April 17, 2003

           SUPPLEMENT TO THE JANUARY 28, 2003 CLASS A, B, C PROSPECTUS
                         FOR PIONEER MID CAP GROWTH FUND

The following supplements the corresponding section of the prospectus. Please refer to the prospectus for the full text of the supplemented section.

MANAGEMENT

INVESTMENT ADVISER

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. Currently, Pioneer does not intend to use a subadviser in connection with the fund, but will be able to do so in the future with the approval of the fund's trustees.

The following replaces the corresponding section of the prospectus.

MANAGEMENT

MANAGEMENT FEE
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Effective May 1, 2003, Pioneer's fee varies based on the investment performance of the fund compared to the Russell Midcap Growth Index. Pioneer's annual basic fee is 0.625% of the fund's average daily net assets. The basic fee can increase to a maximum of 0.825% or decrease to a minimum of 0.425%, depending on the performance of the fund's Class A shares relative to the index. The comparison is made for a rolling 36-month period. For periods prior to May 1, 2003, the performance comparison was made to the S&P MidCap 400 Index.

Pioneer's fee increases or decreases depending upon whether the fund's performance is up and down more or less than that of the index. Each percentage point of difference between the performance of the Class A shares and the index (to a maximum of +/- 10) is multiplied by a performance rate adjustment of 0.02%. As a result, the maximum annualized rate adjustment is +/- 0.20%. This performance comparison is made at the end of each month. An appropriate percentage of this rate (based on the number of days in the current month) is then applied to the fund's average net assets for the entire performance period, giving a dollar amount that will be added to (or subtracted from) the basic fee.

                                                                   13611-00-0403
                                        (C) 2003 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC